SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) AUGUST 2, 2004
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                             THOMAS INDUSTRIES INC.
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             (Exact name of registrant as specified in its charter)



                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


                 1-5426                                   61-0505332
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       (Commission File Number)                (IRS Employer Identification No.)

   4360 BROWNSBORO ROAD, SUITE 300
         LOUISVILLE, KENTUCKY                               40207
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(Address of principal executive offices)                   (Zip Code)

         Registrant's telephone number, including area code 502/893-4600
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                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On August 2, 2004, Thomas Industries issued a press release announcing the sale of its interest in Genlyte Thomas Group LLC. A copy of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (b)      Pro Forma Financial Information

                  The required pro forma financial information will be filed within fifteen calendar days after the occurrence of the event.

         (c)      Exhibits

                  Exhibit Number   Description
                  --------------   -----------

                  99.1 Press Release dated August 2, 2004 announcing sale of its interest in Genlyte Thomas
                                   Group LLC.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               THOMAS INDUSTRIES INC.
                                               (Registrant)

                                               By: /s/ Phillip J. Stuecker
                                               ---------------------------------
                                               Phillip J. Stuecker, Vice
                                               President of Finance, Chief
                                               Financial Officer, and Secretary


Dated:  August 2, 2004